Exhibit 10.44

CAPITATED FINANCIAL ALIGNMENT DEMONSTRATION AMENDMENT TO
MOLINA HEALTHCARE OF CALIFORNIA
GROUP/IPA PROVIDER SERVICES AGREEMENT

This Capitated Financial Alignment Demonstration Amendment to the Group/IPA Provider Services Agreement (the “Amendment”) is made and entered into by and between Molina Healthcare of California (“Health Plan”) and Pacific Healthcare IPA Associates, Inc. (“Provider”).

A.	Whereas, Health Plan and Provider have previously entered into Group/IPA Provider Services Agreement, as may have been amended from time to time (“Agreement”); and

B.	Whereas, Health Plan desires to amend the Agreement in regards to Provider’s compensation for the Capitated Financial Alignment Demonstration product.

NOW, THEREFORE, in consideration of the promises, covenants and warranties stated herein, both parties agree as follows:

1.	Attachment B, Definitions, is amended to add the following definition:

Capitated Financial Alignment Demonstration (CFAD) Product, or Medicare and Medicaid Program, means the managed care program established by the Centers for Medicare and Medicaid Services (CMS) through the capitated financial alignment demonstration in which the state, CMS and Health Plan will enter into a three-way contract that will allow the health plan to provide care to beneficiaries eligible for both Medicaid and Medicare.

2.	Attachment K-2 - CFAD Matrix of Financial Responsibility is hereby added to the Agreement and attached hereto.

3.	Attachment D-1 - Compensation Schedule for CFAD Members, is hereby added to the Agreement and attached hereto.

4.	All references in the Agreement which treat the CFAD product as a Medicare product are null and void. The CFAD product is its own separate and distinct product.

5.
Any reference to additional payments for incentive programs or the preventive care compensation programs shall not be applicable to the CFAD product. If the CFAD product will be eligible for additional compensation, a separate amendment will be issued at a future date.

6.
Attachment H, Medicare Program Provisions, shall also apply to the Capitated Financial Alignment Demonstration Product for all Medicare services provided under the Capitated Financial Alignment Demonstration Product.

7.	Use of Defined Terms. Unless otherwise defined in this Amendment, capitalized terms utilized in this Amendment will have the same meaning(s) ascribed to such terms in the Agreement.

8.	No Other Modifications. Except as provided herein, the terms and conditions of the Agreement shall remain the same, in full force and effect.

9.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers thereunto duly authorized.

Pacific Healthcare IPA Associates, Inc.    Molina Healthcare of California

By:	/s/ F. Bernadett	By:	/s/ Michelle Espinoza
Michelle Espinoza
Its:	President	Its:	Vice President, Provider Network Management
Date:	6/13/2014	Date:	7/3/14

Effective date (to be entered by Health Plan): 7/1/14

ATTACHMENT K-2
CFAD MATRIX OF FINANCIAL RESPONSIBILITY

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Abortion Facility Component Office/Outpatient Setting Component Professional Component			X X X
Acupuncture	Not a Covered Service
Allergy Testing (including serum)	X
Alpha-fetoprotein Test			X
Ambulance, Air or Ground (Emergency Services) In Area Out-of-Area		X X
Amniocentesis Facility Component Professional Component	X X
Anesthetics, Administration of Inpatient Outpatient	X X
Blood and Blood Products		X
Blood Donations		X
Blood Donations, Autologous (when Medically Necessary)		X
Cancer Drugs (including infusion) and Administration of the Drug in the following settings:
     Inpatient Facility Component
Inpatient Professional Component
    Cancer Drugs administered in Physician’s Office
Outpatient Facility Component
Outpatient Professional Component
     Oral taken By Patient
	X X X X	X X
Caregiver Relief: Assist with Member bathing, feeding, dressing and other needs		X
Chemical Dependency (Acute Inpatient Overdose Treatment) Inpatient Facility Inpatient Professional Component		X X
Chemical Dependency - Detoxification & Rehabilitation (Outpatient Treatment) Outpatient Professional Component Outpatient Facility Component		X X
Chiropractic Care	X

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Clinical Trials Inpatient Professional Component Inpatient Facility Component Outpatient Professional Component Outpatient Facility Component		X X X X
Custodial Care (In a Skilled Nursing Facility)	X
Dental Services (Routine)		X
Dental Services (including treatment of TMJ, when Medically Necessary related to accidental injury or trauma to sound natural teeth and for dental work necessary to construct non-dental structures)
     Professional Component
     Anesthesia (only when medically indicated)
     Facility Component
	X X	X
Diabetic Supplies (includes glucose monitors, test strips, lancets, screening tests)		X
Dialysis (inclusive of injectables) Inpatient Facility Component Outpatient Facility Component Professional Component Out-of-Area Routine	X X X	X
Disease Management		X
Drugs/Medications
     Inpatient
Outpatient
     Prescriptions (Oral Medications)
     Injectable Medications
     Administered by Home Health Provider
Depo Provera, Lupron, Growth Hormones (administered by Physician’s Office)
Administered in the Physician’s Office - (excluding Depo Provera, Lupron, Growth Hormones)
Infusion Therapy (i.e. TPN. For cancer related drugs or infusion, refer to Cancer Drugs and Administration of Cancer Drugs section in Matrix)
Self Administered
Self Administered Insulin
Vaccinations
	X	X X X X X X X X X
Durable Medical Equipment (DME) Inpatient Outpatient Dispensing	X	X

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Emergency Room Visits, In-Area Facility Component Professional Component (Anesthesiology, ER Physicians, Pathology, Radiology) Professional Component Other than above	X	X X
Emergency Room Visits, Out-of-Area Facility Component Professional Component (Anesthesiology, ER Physicians, Pathology, Radiology) Professional Component Other than above	X X X
Emergency Medical Response - In home emergency response unit allowing Member to communicate with a central monitoring station in an Emergency.		X
Endoscopic Studies Professional Outpatient Facility Component	X X
Family Planning Services Inpatient Facility Component Inpatient Professional Component Outpatient Facility Outpatient Professional Component		X	X X X
Fetal Monitoring Inpatient Facility Component Outpatient Facility and Professional Component		X	X
Genetic Testing (when Medically Necessary Outpatient Facility Component Outpatient Professional Component	X X
Health Education	X
Hearing Aid Hearing Aid Replacement Batteries		X X
Hearing Screening Routine Hearing Exam Diagnostic Hearing Exams	X	X
Home Health Care (Including home hospice, MSW, OT, PT, RT, SN, injections, IV infusion, supplies and injected substances, etc.)		X
Hospice Care Inpatient Facility Professional Component		X X
Hospitalization In-Area Facility Component Professional Component	X	X

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Hospitalization Out-of-Area Facility Component Professional Component Professional Component (where Member is stable for transfer and group/provider refuses to transfer Member)	X	X X
Implantable Lenses (following cataract surgery)		X
Incontinence Supplies			X
Infertility Services	Not a Covered Service
Investigational/Experimental Procedures (when a Medicare Covered Benefit) Inpatient Professional Outpatient Professional Inpatient Facility Outpatient Facility		X X X X
Immunizations (Flu Vaccine, Hep B, Pneumonia Vaccine) Professional Component	X
Laboratory Tests (except when related to ER Pathology) Inpatient Facility Component Outpatient Facility and Professional Component (including Pathology)	X	X
Medical/Surgical Supplies (including ostomy supplies) Inpatient Outpatient & Office	X	X
Mental Health Inpatient Professional Component Inpatient Facility Component Outpatient Professional Component Outpatient Facility Component		X X X X
Nutrition/Diet Counseling	X
Nutritional Supplements/Enteral Feeding Therapy (when Medically Necessary)		X
Nurse Advice Line - Twenty-Four (24) hour unlimited telephone access to live registered nurse to answer medical questions.		X
Obstetrical Care Inpatient Facility Component Outpatient Diagnostic Services (including but not limited to fetal monitoring, ultrasound and observation) Total OB Care (Professional Component)	X X	X
Office Visit Supplies (i.e. Splints, Bandages, Casting, etc.)	X
Organ Transplant (when a Covered Benefit*) Inpatient Facility Component Inpatient Professional Component *Investigational/Experimental Transplants are not covered.		X X

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Organ Transplant Work Up Facility Component Professional Component	X	X
Ostomy Supplies Inpatient Outpatient	X	X
Outpatient Diagnostic Services, including but not limited to: Angiograms, Colonoscopy, Echocardiograms, EDG, EEG, EKG, EMG/NCV, Sleep Studies, Treadmill, Drug	X
Outpatient Surgery Facility Component Professional Component	X	X
Pathology Services (except when related to ER visit) Inpatient Facility Component Outpatient Facility Component Professional Component	X X	X
Physical Therapy , Occupational Therapy, Respiratory Therapy, Speech Therapy, Rehabilitation Inpatient Outpatient	X	X
Personal Patient Navigator		X
Preventive Care - Colorectal Services, TB Screening, Bone Density, Mammograms, Prostate Screening In Office Outpatient Professional Outpatient Facility	X X X
Primary and Specialty Care Physician Services* Inpatient Outpatient SNF Office Patient’s Home *See Emergency Room for exceptions	X X X X	X
Podiatry Services (includes two (2) routine visits per calendar year) Medically Necessary podiatry/foot care	X X
Pre-Admission Diagnostic Testing Professional Component Facility Component	X X
Prosthetics/Orthotics Inpatient and Surgically Implanted Outpatient Dispensing		X X

LIST OF BENEFITS/SERVICES
---------------------------------------------------------
¹ These services are provided by or coordinated through the Provider. The Health Plan is not financially responsible for these services.
² These services are provided by or coordinated through the Health Plan. The Provider is not financially responsible for these services.
³ Should the Provider choose to provide or coordinate these Covered Services, the Provider or any other rendering provider will be reimbursed by the Health Plan on a Fee-For-Service basis. Claims for these services should be billed directly to the Health Plan.
	Pacific Healthcare IPA Associates, Inc.[1]	MOLINA[2]	OTHER COVERED SERVICES[3]
Radiation Therapy Inpatient Facility Component Outpatient Facility Component Professional Component	X X	X
Radiology Services Inpatient Facility Component Outpatient Facility Component Professional Component	X X	X
Reconstructive Surgery (Non-Cosmetic) Facility Component Professional Component	X	X
Routine Physical Examinations	X
Skilled Nursing Facility Facility Component Professional Component		X X
Sterilization			X
Transportation - Ambulatory, Van, Wheelchair, Gurney		X
Urgent Care Services	X
Vision Care
     Eye exams for the diagnosis and treatment for diseases and conditions of the eye.
     One routine eye exam per calendar year.
     Eyeglass frames and lenses or contact lenses every two (2) years.
     Following cataract surgery, one pair of eye glasses or contact lenses.
	X	X X X

Long Term Services and Support (LTSS):

Health Plan shall be responsible for providing and/or coordinating Covered Services that are included as a part of the following programs: Long Term Care (LTC), Multipurpose Senior Services Program (MSSP), In-Home Support Services (IHSS) services, and Community-Based Adult Services (CBAS). Claims for these services should be billed directly to the Health Plan.

ATTACHMENT D-1
COMPENSATION SCHEDULE FOR CFAD MEMBERS

Capitation Payments for Capitated Financial Alignment Demonstration Members. Provider shall be compensated for all CFAD Members assigned to Provider based upon a per Member per month capitation rate. For Capitated Financial Alignment Demonstration Members, Health Plan shall pay Provider at a rate equivalent to Thirty Eight percent (38%) of the Medicare Part A and B premium it receives from CMS. Health Plan may amend the Agreement, in accordance with the applicable Amendment section of the Agreement to modify these Capitation Payments in order to account for any revenue reduction in the applicable government sponsored program(s) and benefits, if any.

Non-Capitated Services Submission of Claims/Claims Payment. For Clean Claims for Covered Services rendered to Members which are provided or arranged by Provider, but are (i) Health Plan financial responsibility or listed as Other Covered Services under the applicable Matrix of Financial Responsibility, and/or (ii) are not covered by Capitation Payments (collectively the “Non-Capitated Services”), Provider shall obtain the prior authorization of Health Plan in accordance with Health Plan’s Provider Manual unless the situation is one involving the delivery of Emergency Services. Health Plan shall reimburse Provider for such Non-Capitated Services on a fee-for service basis in accordance with the applicable Claims Payment provisions of this Agreement, at the lesser of: (i) Provider’s billed charges, or (ii) pursuant to the methodology described below.

(1)
Non-Capitated Services Payment Rate for Capitated Financial Alignment Demonstration Members. Provider will receive an amount equivalent to the Medicare Fee-For-Service Program allowable payment rates (adjusted for place of service or geography) set forth by CMS in effect on the date(s) of service, and any portion, if any, that the Medicaid agency or Medicaid managed care plan would have been responsible for paying if the Member was enrolled in the Medicare Fee-For-Service Program. The Medicare Fee-For-Service Program allowable payment rate deducts any cost sharing amounts, including but not limited to co-payments, deductibles, co-insurance, or amounts paid or to be paid by other liable third parties that would have been deducted if the Member were enrolled in the Medicare Fee-For-Service Program.

In the event a Covered Service is covered by Medicaid or is primary to Medicaid, but not Medicare, Health Plan agrees to compensate Provider for such Covered Services rendered to Members, that are submitted on a Clean Claim and determined by Health Plan to be payable, on a fee-for-service basis, at the lesser of; (i) Provider’s billed charges, or (ii) at an amount equivalent to the Medicaid Fee-For-Service Program allowable payment rates set forth by the State of California in effect on the date(s) of service, less any applicable Member co-payments, deductibles, co-insurance, or amounts paid or to be paid by other liable third parties, if any.

Provider acknowledges that CMS and the State of California have not released final joint-capitation rate to be paid to Health Plan for this product/program. If, after the final capitation rate is released, Health Plan determines that the above compensation for this product/program is unsustainable, Provider agrees to negotiate a new compensation rate for this product/program with Health Plan in good faith. If Health Plan and Provider cannot agree to a new rate before this product/program begins, Health Plan or Provider may immediately terminate this product/program from this Agreement, in compliance with applicable laws.